UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                           --------------------------

                                 January 9, 2004
                           --------------------------



                             MARCONI CORPORATION PLC

             (Exact name of registrant as specified in its charter)

                           --------------------------



      England and Wales                 33-12430                    xxx
 ----------------------------   ------------------------    -------------------
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
     of incorporation)                                       Identification No.)


       New Century Park, PO Box 53,
       Coventry, CV3 1HJ

       ----------------------------------------          ----------
       (Address of principal executive offices)          (Zip Code)


               Registrant's telephone number, including area code:


               ---------------------------------------------------
          (Former name or former address, if changed since last report)


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

Item No. 5     Press release dated 9 January 2004 - Holding(s) in Company

The company has received the following notification today:

                                                Goldman Sachs International
                                                Peterborough Court
                                                133 Fleet Street
                                                London EC4A 2BB

The Company Secretary
Marconi Corp Plc
4th Floor, Regents Place
338 Euston Road
London
NW1 3BT

Fax No: 020 7493 1974


                                                                  9 January 2004


Dear Sir/Madam,

UK COMPANIES ACT 1985 - SECTIONS 198-203 - MARCONI CORP PLC (The "Company")

This notification relates to issued ordinary shares in the capital of the Company ("shares") and is given in fulfilment of the obligations imposed by sections 198 to 203 of the Companies Act 1985 (the "Act").

It has come to our attention that at close of business on 7 January 2004, The Goldman Sachs Group, Inc., of 85 Broad Street, New York, NY 10004, USA, was interested in 10,628,084 shares.

Of these 10,628,085 shares

a) The interest in 4,122,058 shares arose from the interest held by Goldman, Sachs & Co. ("GS&Co"), acting as custodian. These shares are, or will be, registered in the name of Goldman Sachs Securities (Nominees), Limited (" GSSN").

b) The interest in 4 shares arose from the interest held by GS&Co. acting as discretionary manager, these shares are, or will be, registered in the name of GSSN.

c) The interest in 8,662 shares arose from the interest held by GS& Co., acting as custodian of 4,331 American Depositary Receipts ("ADRs"). These ADRs are, or will be, held at the Depositary Trust Company of New York.

d) The interest in 6,497,361 shares arose from a beneficial interest held by Goldman Sachs International. These shares are, or will be, registered at CREST in account CREPTEMP.

A copy of this fax is being sent to you by post. Please do not hesitate to contact me should you have any questions.

Yours faithfully

for and on behalf of
The Goldman Sachs Group, Inc.


                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       MARCONI CORPORATION PLC



                                       By:     ____M Skelly____

                                       Name:   M Skelly
                                       Title:  Company Secretary


Date: January 9, 2004